                                  EXHIBIT 99.1

NEWS   NOBLE DRILLING CORPORATION                               [NOBLE DRILLING
       13135 SOUTH DAIRY ASHFORD, SUITE 800                    CORPORATION LOGO]
       SUGAR LAND, TX 77478
       PHONE: 281-276-6100   FAX: 281-491-2092
================================================================================

                NOBLE DRILLING REPORTS THIRD QUARTER 2001 RESULTS

         SUGAR LAND, Texas, October 25, 2001 -- Noble Drilling Corporation's reported net income increased 72 percent for the third quarter of 2001 to $77.0 million, or $0.58 per diluted share, on operating revenues of $272.8 million, compared to net income of $44.8 million, or $0.33 per diluted share, on operating revenues of $225.9 million for the third quarter of 2000. Net income for the nine months ended September 30, 2001 increased 75 percent to $199.4 million, or $1.48 per diluted share, on operating revenues of $741.8 million, compared to net income of $113.7 million, or $0.84 per diluted share, on operating revenues of $641.4 million for the nine months ended September 30, 2000. Results for the three and nine months ended September 30, 2001 include an extraordinary charge of $988,000, net of taxes of $532,000, related to the purchase and retirement of $43,305,000 principal amount of the Company's 7.50% Senior Notes due 2019 for $44,362,000.

         James C. Day, Chairman and Chief Executive Officer, said, "Despite the continued deterioration in industry fundamentals, we achieved record results for the quarter. Of course, the challenge will be responding to the uncertainty that lies ahead. The successful upgrades of our Noble EVA-4000(TM) semisubmersibles will provide a secure base of operations."

         The Company repurchased 925,000 shares of its common stock at a total cost of $26,307,000 during the third quarter of 2001. For the nine months ended September 30, 2001, the Company has repurchased 2,082,000 shares at a total cost of $70,788,000. At September 30, 2001, the Company's consolidated balance sheet reflected $1.72 billion in shareholders' equity, $179.4 million in cash and cash equivalents, and $617.8 million in total debt.

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 4,000 feet and greater) accounted for approximately 36 percent and 46 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2001 and 2000, respectively. The Company currently operates five deepwater semisubmersibles in the Gulf of Mexico and one deepwater semisubmersible and three deepwater drillships offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 54 percent and 48 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2001 and 2000, respectively. Dayrates in the Gulf of Mexico and certain international locations, especially West Africa and the North Sea, were significantly higher in the third quarter of 2001 than the same quarter of the prior year. Despite a recent weakening in the Gulf of Mexico jackup market, the average dayrate on the Company's domestic jackup rigs increased to $54,594 in the third quarter of 2001 from $39,108 in the third quarter of 2000. The average dayrate in West Africa increased to $54,279 in the third quarter of 2001, up 54 percent from the same quarter of the prior year, and the North Sea's average dayrate increased to $61,972, up 57 percent from the third quarter of 2000. Utilization of our domestic rigs was consistent with the third quarter of 2000 at 92 percent, whereas international utilization increased to 96 percent in the third quarter 2001 from 84 percent in the same quarter of the prior year.

         Day said, "While the word 'unique' is overused, I can think of no better description of the state of the industry. We have a great balance sheet and have been opportunistic during weak periods. I believe, however, that it's important for investors not to expect a quick turnaround in activity levels in the worldwide drilling markets, most particularly the Gulf of Mexico."

         Noble Drilling Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 49 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of nine semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in

360 feet and greater, and 11 units that operate in water depths of 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Over 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East, India and Mexico. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Drilling Corporation is available via the world wide web at http://www.noblecorp.com.

                                       ###

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                           Quarter Ended September 30,
                                                           ---------------------------
                                                              2001              2000
                                                           ---------         ---------
Operating Revenues                                         $ 272,792         $ 225,878
Operating Costs and Expenses                                (161,495)         (154,582)
                                                           ---------         ---------
Operating Income                                             111,297            71,296
Other Income (Expense), Net                                   (8,041)          (10,738)
                                                           ---------         ---------
Income Before Income Taxes and Extraordinary Charge          103,256            60,558
Income Tax Provision                                         (25,298)          (15,745)
                                                           ---------         ---------
Income Before Extraordinary Charge                            77,958            44,813
Extraordinary Charge, Net of Tax                                (988)               --
                                                           ---------         ---------
Net Income                                                 $  76,970         $  44,813
                                                           =========         =========

Earnings Per Share:
     Basic:
        Income Before Extraordinary Charge                 $    0.59         $    0.33
        Extraordinary Charge                                   (0.01)               --
                                                           ---------         ---------
        Net Income                                         $    0.58         $    0.33
                                                           =========         =========

     Diluted:
        Income Before Extraordinary Charge                 $    0.59         $    0.33
        Extraordinary Charge                                   (0.01)               --
                                                           ---------         ---------
        Net Income                                         $    0.58         $    0.33
                                                           =========         =========

Weighted Average Common Shares Outstanding:
     Basic                                                   132,053           133,778
     Diluted                                                 132,809           135,919

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                               Nine Months Ended September 30,
                                                               -------------------------------
                                                                  2001                  2000
                                                               ---------             ---------
Operating Revenues                                             $ 741,829             $ 641,421
Operating Costs and Expenses                                    (450,324)             (453,902)
                                                               ---------             ---------
Operating Income                                                 291,505               187,519
Other Income (Expense), Net                                      (25,879)              (31,289)
                                                               ---------             ---------
Income Before Income Taxes and Extraordinary Charge              265,626               156,230
Income Tax Provision                                             (65,202)              (42,533)
                                                               ---------             ---------
Income Before Extraordinary Charge                               200,424               113,697
Extraordinary Charge, Net of Tax                                    (988)                   --
                                                               ---------             ---------
Net Income                                                     $ 199,436             $ 113,697
                                                               =========             =========

Earnings Per Share:
     Basic:
        Income Before Extraordinary Charge                     $    1.51             $    0.85
        Extraordinary Charge                                       (0.01)                   --
                                                               ---------             ---------
        Net Income                                             $    1.50             $    0.85
                                                               =========             =========

     Diluted:
        Income Before Extraordinary Charge                     $    1.49             $    0.84
        Extraordinary Charge                                       (0.01)                   --
                                                               ---------             ---------
        Net Income                                             $    1.48             $    0.84
                                                               =========             =========

Weighted Average Common Shares Outstanding:
     Basic                                                       133,196               133,277
     Diluted                                                     134,604               135,396



------------------------
NDC-256
10/25/01

For additional information, contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Drilling Corporation, 281-276-6100

                       [NOBLE DRILLING CORPORATION LOGO]








                           NOBLE DRILLING CORPORATION
                        QUARTER ENDED SEPTEMBER 30, 2001

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
         QUARTER ENDED SEPTEMBER 30, 2001 AND CERTAIN PRECEDING QUARTERS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                               QUARTER ENDED
                                                --------------------------------------------------------------------------
                                                 9/30/01      6/30/01      3/31/01      12/31/00     09/30/00     06/30/00
                                                ---------    ---------    ---------    ---------    ---------    ---------
Operating revenues:
    Contract drilling services                  $ 257,926    $ 233,344    $ 210,427    $ 211,442    $ 190,450    $ 190,416
    Labor contract drilling services                7,976        7,977        7,481        6,837        7,052        7,628
    Turnkey drilling services                          --           --           --       19,302       19,363       30,343
    Engineering, consulting and other               6,890        5,325        4,483        3,598        9,013        2,337
                                                ---------    ---------    ---------    ---------    ---------    ---------
                                                  272,792      246,646      222,391      241,179      225,878      230,724
                                                ---------    ---------    ---------    ---------    ---------    ---------

Operating costs and expenses:
    Contract drilling services                    114,013      103,437       96,182       97,048       90,424       95,930
    Labor contract drilling services                6,817        6,558        6,079        5,752        5,549        6,358
    Turnkey drilling services                          --           --           --       20,814       18,954       23,778
    Engineering, consulting and other               5,237        3,807        2,856        1,796        5,949        1,847
    Depreciation and amortization                  30,314       29,116       27,939       28,308       28,250       27,865
    Selling, general and administrative             5,114        6,330        6,525        6,356        5,456        5,594
                                                ---------    ---------    ---------    ---------    ---------    ---------
                                                  161,495      149,248      139,581      160,074      154,582      161,372
                                                ---------    ---------    ---------    ---------    ---------    ---------

Operating income                                  111,297       97,398       82,810       81,105       71,296       69,352

Other income (expense):
    Interest expense                              (11,578)     (12,401)     (12,555)     (13,405)     (13,913)     (13,761)
    Other, net                                      3,537        4,268        2,850        2,377        3,175        4,660
                                                ---------    ---------    ---------    ---------    ---------    ---------

Income before income taxes
    and extraordinary charge                      103,256       89,265       73,105       70,077       60,558       60,251

Income tax provision                              (25,298)     (21,262)     (18,642)     (18,220)     (15,745)     (16,870)
                                                ---------    ---------    ---------    ---------    ---------    ---------

Income before extraordinary charge                 77,958       68,003       54,463       51,857       44,813       43,381

Extraordinary charge, net of tax (1)                 (988)          --           --           --           --           --
                                                ---------    ---------    ---------    ---------    ---------    ---------

Net income                                      $  76,970    $  68,003    $  54,463    $  51,857    $  44,813    $  43,381
                                                =========    =========    =========    =========    =========    =========


Earnings per share-diluted:
    Income before extraordinary charge          $    0.59    $    0.50    $    0.40    $    0.38    $    0.33    $    0.32
    Extraordinary charge                            (0.01)          --           --           --           --           --
                                                ---------    ---------    ---------    ---------    ---------    ---------
    Net income per common share-diluted         $    0.58    $    0.50    $    0.40    $    0.38    $    0.33    $    0.32
                                                =========    =========    =========    =========    =========    =========

Weighted average shares outstanding-diluted       132,809      135,457      135,547      135,655      135,919      135,616
                                                =========    =========    =========    =========    =========    =========

------------------------------------

Notes to Statements of Income Follow on Next Page

                           NOBLE DRILLING CORPORATION
                  QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                        QUARTER ENDED SEPTEMBER 30, 2001

NOTES:

(1) For the quarter ended September 30, 2001, the amount relates to the Company's purchase and retirement of $43.3 million principal amount of its 7.50% Senior Notes due 2019, net of income taxes of $0.5 million.

                             NOBLE DRILLING CORPORATION
                     QUARTERLY CONSOLIDATED BALANCE SHEET DATA
          QUARTER ENDED SEPTEMBER 30, 2001 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                                               AS OF
                                            ---------------------------------------------------------------------------
                                              9/30/01      6/30/01      3/31/01     12/31/00     09/30/00     06/30/00
                                            ----------   ----------   ----------   ----------   ----------   ----------
Cash and cash equivalents (1)               $  186,673   $  225,790   $  224,616   $  177,124   $  202,583   $  130,532

Total current assets                           438,367      452,634      406,181      379,132      420,863      330,703

Property and equipment (net)                 2,139,907    2,084,579    2,087,123    2,095,129    2,054,887    2,073,086

Total assets                                 2,684,631    2,686,060    2,639,399    2,595,531    2,619,605    2,560,538

Total current liabilities                      195,425      202,651      181,219      205,428      229,875      222,463

Short-term debt and current maturities of
    long-term debt                              52,370       49,364       48,590       49,351       60,631       61,226

Total debt                                     617,800      673,152      685,011      699,642      747,626      761,812

Total liabilities                              964,415    1,012,883      989,755    1,018,812    1,065,652    1,062,816

Shareholders' equity                         1,720,216    1,673,177    1,649,644    1,576,719    1,553,953    1,497,722

---------------------------------

(1) Including amounts classified as restricted cash of $7.3 million at September 30, 2001, $7.2 million at June 30, 2001 and $3.9 million at each of the quarters ended June 30, 2000 through March 31, 2001. Does not include amount classified as investment in marketable securities of $26.1 million at September 30, 2001.

                           NOBLE DRILLING CORPORATION
                  CONSOLIDATED FINANCIAL AND OPERATIONAL DATA
   (IN THOUSANDS, EXCEPT UTILIZATION AMOUNTS, OPERATING DAYS, AVERAGE DAYRATE,
                       MARKETABLE RIGS AND TURNKEY WELLS)


                                                                        UNAUDITED
                                      ------------------------------------------------------------------------------
                                                 3RD QUARTER 2001                       3RD QUARTER 2000
                                      -------------------------------------   --------------------------------------
REVENUES                               Domestic   International   Triton        Domestic   International   Triton
---------------------                 -------------------------------------   --------------------------------------
OFFSHORE
        Drilling                      $ 119,628    $  138,298    $      -     $  98,417    $  92,033    $       -
        Labor                                 -         7,976           -           -          7,052            -

TURNKEY DRILLING                              -             -           -           -            -         19,363

ENGINEERING, CONSULTING AND OTHER         2,009         3,389       1,492         1,032        2,458        5,523


DIRECT EXPENSES
---------------
OFFSHORE
        Drilling                      $  42,619    $   71,394    $      -     $  34,172    $  56,252    $       -
        Labor                                 -         6,817           -             -        5,549            -

TURNKEY DRILLING                              -             -           -             -            -       18,954

ENGINEERING, CONSULTING AND OTHER         1,741         2,247       1,249           621          279        5,049


STATISTICS
----------
OFFSHORE DRILLING
        Utilization                          92%           96%          -            92%          84%           -
        Operating Days                    1,552         2,398           -         1,479        2,104            -
        Average Dayrate               $  77,080    $   57,672    $      -     $  66,543    $  43,742    $       -
        Marketable Rigs - period end         18            29           -            17           28            -


TURNKEY WELLS COMPLETED                       -             -           -             -            -            5
TURNKEY WELLS IN-PROGRESS                     -             -           -             -            -            4

                                                   UNAUDITED
                                      ---------------------------------------
                                               YTD SEPTEMBER 2001
                                      ---------------------------------------
REVENUES                               Domestic     International    Triton
---------------------                 ---------------------------------------
OFFSHORE
        Drilling                      $ 358,192    $  343,505    $      -
        Labor                                 -        23,434           -

TURNKEY DRILLING                              -             -           -

ENGINEERING, CONSULTING AND OTHER         4,454         7,563       4,681


DIRECT EXPENSES
---------------
OFFSHORE
        Drilling                      $ 122,146    $  191,486    $      -
        Labor                                 -        19,454           -

TURNKEY DRILLING                              -             -           -

ENGINEERING, CONSULTING AND OTHER         3,679         4,263       3,958


STATISTICS
----------
OFFSHORE DRILLING
        Utilization                          96%           88%          -
        Operating Days                    4,861         6,264           -
        Average Dayrate               $  73,687    $   54,838    $      -
        Marketable Rigs - period end         18            29           -


TURNKEY WELLS COMPLETED                       -             -           -
TURNKEY WELLS IN-PROGRESS                     -             -           -

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                             AS OF OCTOBER 25, 2001


                                                                       YEAR
                                                                      BUILT/       WATER
RIG                             RIG DESIGN                           REBUILT       DEPTH     LOCATION            OPERATOR
---                             ----------                           -------       -----     --------            --------
U.S. GULF OF MEXICO (19)
------------------------

JACKUPS (10)
------------

Noble Eddie Paul                MLT Class 84-E.R.C. (T)             1976/1995     390'-IC    Main Pass 290       Apache

Noble Leonard Jones             MLT Class 53-E.R.C. (T)             1972/1998     390'-IC    Eugene Island 354   Apache

Noble Bill Jennings             MLT Class 84-E.R.C. (T)             1975/1997     390'-IC    Viosca Knoll 900    Chevron

Noble Johnnie Hoffman           BakMar BMC 300 IC (T) (Z)           1976/1993     300'-IC    West Cameron 170    Nexen

Noble Sam Noble                 Levingston Class 111-C (T)             1982       300'-IC    Eugene Island 113   Stacked

Noble Gene Rosser               Levingston Class 111-C (T)          1977/1996     300'-IC    Sabine Pass         Stacked

Noble John Sandifer             Levingston Class 111-C (T)          1975/1995     300'-IC    West Cameron 38     Stacked

Noble Tom Jobe                  MLT Class 82-SD-C (T) (Z)              1982       250'-IC    West Cameron 8      Stacked

Noble Earl Frederickson         MLT Class 82-SD-C (T) (Z)              1979       250'-IC    Eugene Island 237   Halliburton/Chevron

Noble Carl Norberg              MLT Class 82-C (T)                  1976/1996     250'-IC    Eugene Island 252   Chevron

SEMISUBMERSIBLES (6)
--------------------

Noble Paul Romano               Noble EVA 4000(TM) (T)              1981/1998      6,000'    Miss. Canyon 899    Shell

Noble Jim Thompson              Noble EVA 4000(TM) (T)              1984/1999      6,000'    Garden Banks 341    Shell

Noble Amos Runner               Noble EVA 4000(TM) (T)              1982/1999      6,600'    Green Canyon 338    Murphy

Noble Max Smith                 Noble EVA 4000(TM) (T)              1980/1999      6,000'    Garden Banks 515    Marathon


Noble Homer Ferrington          F&G 9500 Enhanced Pacesetter (T)    1985/1999      6,000'    Viosca Knoll 962    Mariner


Noble Clyde Boudreaux           F&G 9500 Enhanced Pacesetter        1987/1999     10,000'    MS - F&G shipyard   Shipyard

SUBMERSIBLES (3)
----------------

Noble Fri Rodli                 Transworld                          1979/1998      70'-C     West Cameron 38     Stacked

Noble Joe Alford                Pace 85                                1982        85'-C     Ship Shoal 65       ADTI

Noble Lester Pettus             Pace 85                                1982        85'-C     Ship Shoal 72       PetroQuest


INTERNATIONAL (30)
------------------

MEXICO JACKUPS (1)
------------------

Noble Lewis Dugger              Levingston Class 111-C (T)          1977/1997     300'-IC    Bay of Campeche     Pemex

BRAZIL JACKUPS (1)
------------------

Noble Dick Favor                BakMar BMC 150 IC                   1982/1993     150'-IC    Brazil              Petrobras

BRAZIL SEMISUBMERSIBLES (1)
---------------------------

Noble Paul Wolff                Noble EVA 4000(TM) (T)              1981/1998      8,900'    Brazil              Petrobras

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius              Gusto Engineering Pelican (T)          1981       5,000'-DP  Brazil              Petrobras


Noble Roger Eason               Neddrill (T)                           1977       6,000'-DP  Brazil              Petrobras

                             ANTICIPATED
                              CONTRACT       DAYRATE
RIG                          EXPIRATION      ($000)     COMMENTS
---                          -----------     -------    --------
U.S. GULF OF MEXICO (19)
------------------------

JACKUPS (10)
------------

Noble Eddie Paul               12/2001        65-67     Rate effective 8/27/2001, rate review every 90 days, next review 11/27/2001.

Noble Leonard Jones            12/2001        65-67     Rate effective 8/22/2001, rate review every 90 days, next review 11/22/2001.

Noble Bill Jennings             2/2002        34-36     New rate effective 10/19/2001 for +/-21 days. Then 90 days @ $32-34.

Noble Johnnie Hoffman           1/2002        52-54     Six-month extension effective 7/10/2001.

Noble Sam Noble                                         Stacked ready. Rig released 8/30/2001.

Noble Gene Rosser                                       Stacked ready. Rig released 9/03/2001.

Noble John Sandifer                                     Stacked ready. Rig released 9/04/2001.

Noble Tom Jobe                                          Stacked ready. Next to Chevron on +/- 11/01/2001 for 30 days @ $22-24.

Noble Earl Frederickson        11/2001        32-33     Rate effective 9/05/2001 for 60 days.

Noble Carl Norberg             10/2001        27-29     New rate effective 8/27/2001 through +/- 10/31/2001. Rig will be released.

SEMISUBMERSIBLES (6)
--------------------

Noble Paul Romano              12/2003       134-136

Noble Jim Thompson              7/2002       158-160

Noble Amos Runner               8/2004       146-148

Noble Max Smith                 1/2005       154-156    Marathon one well through +/- 11/15/2001. Then to Dominion for two wells
                                                        @ $139-141.

Noble Homer Ferrington          1/2005        99-101    Rig stacked from 10/04/2001 through 10/24/2001. One well for Mariner,
                                                        +/- 35 days.

Noble Clyde Boudreaux                                   Engineering complete.

SUBMERSIBLES (3)
----------------

Noble Fri Rodli                                         Stacked ready. Rig released 9/12/2001.

Noble Joe Alford               10/2001        22-23

Noble Lester Pettus            11/2001        19-21     Rig released from Forest on 10/24/2001.


INTERNATIONAL (30)
------------------

MEXICO JACKUPS (1)
------------------

Noble Lewis Dugger             11/2001        62-64     On contract 6/25/2001. 145-day term.

BRAZIL JACKUPS (1)
------------------

Noble Dick Favor                2/2002        38-40     On contract 2/04/2001.

BRAZIL SEMISUBMERSIBLES (1)
---------------------------

Noble Paul Wolff                5/2005       138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius              1/2004        61-63     Commence 3-year contract on +/- 1/01/2002 @ $108-110, then to shipyard for
                                                        90 days (+/- 4/01/2002-6/30/2002), then recommence contract @ $108-110.

Noble Roger Eason               4/2003        74-76

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                              AS OCTOBER 25, 2001

                                                                       YEAR
                                                                      BUILT/       WATER
RIG                             RIG DESIGN                           REBUILT       DEPTH    LOCATION            OPERATOR
---                             ----------                           -------       -----    --------            --------
Noble Muravlenko                Gusto Engineering Ice Class (T)     1982/1997   4,000'-DP   Brazil              Petrobras

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                  CFEM T-2005 C (T)                   1982/1997     360'-IC   Netherlands         Elf Petroland

Noble Byron Welliver            CFEM T-2005 C (T)                      1982       300'-IC   Denmark             Maersk

Noble Kolskaya                  Gusto Engineering (T)                  1985       330'-IC   Denmark             Maersk

Noble George Sauvageau          NAM (T)                                1981       300'-IC   Netherlands         NAM

Noble Ronald Hoope              MSC/CJ46 (T)                           1982       225'-IC   Netherlands         Elf Petroland

Noble Piet van Ede              MSC/CJ46 (T)                           1982       205'-IC   Netherlands         Transcanada

Noble Lynda Bossler             MSC/CJ46 (T) (Z)                       1982       205'-IC   Netherlands         Clyde

Noble Julie Robertson           Baker Marine Europe Class (T)          1981       390'-IC*  United Kingdom      Talisman

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld         Offshore SCP III Mark 2 (T)         1979/2000      1,500'   United Kingdom      Texaco

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead           F&G L-780 MOD II-IC (T)             1982/1990     300'-IC   Nigeria             Addax

Noble Percy Johns               F&G L-780 MOD II-IC (T)             1981/1995     300'-IC   Nigeria             ExxonMobil

Noble Roy Butler                F&G L-780 MOD II-IC (T)                1982       300'-IC   Nigeria             ChevronTexaco

Noble Ed Noble                  MLT Class 82-SD-C (T)               1984/1990     250'-IC   Nigeria             ExxonMobil

Noble Lloyd Noble               MLT Class 82-SD-C (T)               1983/1990     250'-IC   Nigeria             ChevronTexaco

Noble Don Walker                BakMar BMC 150 IC (T)                  1982       150'-IC   Nigeria             Shell

ARABIAN GULF JACKUPS (6)
------------------------
Noble Kenneth Delaney           F&G L-780 MOD II-IC (T)             1983/1998     300'-IC   Abu Dhabi           NDC

Noble George McLeod             F&G L-780 MOD II-IC (T)             1981/1995     300'-IC   Abu Dhabi           NDC

Noble Gus Androes               Levingston Class 111-C (T)          1982/1996     300'-IC   Qatar               Maersk

Noble Chuck Syring              MLT Class 82-C (T)                  1976/1996     250'-IC   Qatar               Maersk

Noble Crosco Panon              Levingston Class 111-C (T)          1976/2001     300'-IC   Qatar               Elf Petroleum Qatar

Noble Charles Copeland          MLT Class 82-SD-C (T)               1979/2001     250'-IC   Qatar               BP Qatar

INDIA JACKUPS (2)
-----------------
Noble Jimmy Puckett             F&G L-780 MOD II-IC                    1982       300'-IC   India               Stacked

Noble Ed Holt                   Levingston Class 111-C (T)          1981/1994     300'-IC   India               ONGC

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                F&G 9500 Enhanced Pacesetter           1986       10,000'   Dalian, China       Shipyard

                               ANTICIPATED
                               CONTRACT        DAYRATE
RIG                            EXPIRATION       ($000)      COMMENTS
---                            -----------     -------      ---------
Noble Muravlenko                   3/2003        58-60

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                     3/2002        39-41      On new rate 8/24/2001, next well @ $51-52, then one well @ $72-74. Each well +/- 95 days.

Noble Byron Welliver               8/2002        63-65      New rate of $63-65 effective 9/01/2001.

Noble Kolskaya                     4/2002        73-75      On contract 3/30/2001.

Noble George Sauvageau             4/2002        86-88      Back to NAM on 9/30/2001 @ $78-80 through 10/09/2001, six month extension from 10/10/2001 @ $86-88.

Noble Ronald Hoope                 4/2002        75-77      On new rate 8/24/2001 for +/- 90 days, next well @ $71-73, then 90 days
                                                            @ $78-80 from +/- 1/15/2002.

Noble Piet van Ede                12/2001        54-56      Next one-year contract from 1/01/2002 @ $80-81 with Gaz de Franz.

Noble Lynda Bossler                6/2002        68-70      Rate effective 7/01/2001. Off contract from 10/04/2001 - 10/18/2001 for spud can repairs. Six-month extension from 1/01/2002 @ $79-81.

Noble Julie Robertson             12/2001        63-65      Commenced second well on 9/05/2001, plus 35-day option @ $63-65, then to BG for five wells, anticipated to be 12-14 months @ $87-88 commencing
                                                            +/- 12/15/2001 - 1/15/2002.

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld           12/2001        83-85      On new rate 10/15/2001.

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead              4/2002        57-59      On contract 4/15/2001.

Noble Percy Johns                  4/2002        57-59      On contract 4/01/2001.

Noble Roy Butler                   4/2003        51-53      On contract 4/15/2001, year two at a mutually agreed dayrate.

Noble Ed Noble                     3/2002        51-53      On contract 3/01/2001.

Noble Lloyd Noble                 10/2002        57-59      ChevronTexaco Nigeria for one year @ $57-59. Rig down between contracts from 10/09/2001 - 10/23/2001.

Noble Don Walker                  11/2002        34-36      Two-year contract. Reprice year two dayrate in November 2001.

ARABIAN GULF JACKUPS (6)
------------------------
Noble Kenneth Delaney              5/2002        53-54      On contract 5/21/2001.

Noble George McLeod                6/2002        53-54      On contract 6/01/2001.

Noble Gus Androes                 12/2002        53-55      On contract 4/29/2001.

Noble Chuck Syring                 6/2002        50-52      On contract 6/06/2001.

Noble Crosco Panon                 2/2002        39-41      On contract 6/01/2001.

Noble Charles Copeland             7/2002        57-59      Arrived in Qatar 9/19/2001 for a 270-day contract with BP Qatar.
                                                            On contract 10/13/2001.

INDIA JACKUPS (2)
-----------------
Noble Jimmy Puckett                                         Rig under dry tow to Sharjah for shipyard repairs, estimated arrival of 10/28/2001. Rig ready for service +/-3/01/2002.

Noble Ed Holt                     11/2002        33-35

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                                            Completing engineering.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.



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